

FRANKLIN SQUARE
CAPITAL PARTNERS

WELCOME

Considering the alternatives

ALTERNATIVE CREDIT MAY PROVIDE INCOME AND THE POTENTIAL TO DIVERSIFY YOUR PORTFOLIO

This is neither an offer to sell nor a solicitation of an offer to buy any securities described herein. An offering is made only by a prospectus. Copies of the applicable fund's prospectus are available free of charge by contacting Franklin Square Capital Partners at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania, 19104, by phone at 215-495-1150 or by visiting its website at www.franklinsquare.com. This sales and advertising literature must be read in conjunction with the applicable fund's prospectus and other filings with the Securities and Exchange Commission (the "SEC") in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if any related prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

FRANKLIN SQUARE
CAPITAL PARTNERS

Why alternative credit



FRANKLIN SQUARE
CAPITAL PARTNERS

Does volatility matter?

WHICH ONE WOULD YOU CHOOSE? $100,000 INVESTED IN...

INVESTMENT A
7.0%
AVERAGE RETURN OVER 7 YEARS

	RETURN	VALUE AT THE END OF PERIOD
YEAR 1	7.00%	$107,000
YEAR 2	7.00%	$114,490
YEAR 3	7.00%	$122,504
YEAR 4	7.00%	$131,080
YEAR 5	7.00%	$140,255
YEAR 6	7.00%	$150,073
YEAR 7	7.00%	$160,578

The difference:+$8,756

INVESTMENT B
8.0%
AVERAGE RETURN OVER 7 YEARS

	RETURN	VALUE AT THE END OF PERIOD
YEAR 1	8.00%	$108,000
YEAR 2	-30.00%	$75,600
YEAR 3	6.00%	$80,136
YEAR 4	3.00%	$82,540
YEAR 5	35.00%	$111,429
YEAR 6	25.00%	$139,286
YEAR 7	9.00%	$151,822

FRANKLIN SQUARE CAPITAL PARTNERS

Where can you find income today?

TODAY'S MARKETS MAY REQUIRE AN ALTERNATIVE APPROACH TO TRADITIONAL FIXED INCOME INVESTING



Core fixed income
Core "plus" fixed income
Are there alternatives?
3.67%
1.02%
3.17%
5.62%
3.89%
6.05%
?
Dividend stocks
TIPS
Investment grade bonds
High-yield bonds
REITs
Emerging market debt

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
Source: Bloomberg. Data used: Dividend stocks: Dow Jones U.S. Select Dividend Index, which represents the country's leading stocks by dividend yield. Dividends are reliant on the company's ability and willingness to pay a dividend. There is no guarantee dividends will continue to be paid. Treasury Inflation Protected Securities (TIPS): Bank of America Merrill Lynch 10+ Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year. TIPS are not suitable for investors unwilling to tolerate moderate fluctuations in share price, or those seeking long-term capital growth. Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S.-dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity., High Yield Bonds: Bank of America Merrill Lynch, U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal., REITS: MSCI U.S. REIT Index is a free float market capitalization weighted benchmark that is comprised of equity REIT securities that belong to the MSCI U.S. Investable Market 2500 Index. Distributions from REITs may include return of principal. Investing in REITs involves additional risks; REITs are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Emerging Market Debt: J.P. Morgan Market Bond Index tracks returns for actively traded external debt instruments in emerging markets. International investing involves special risks, including economic, political, and currency instability, especially in emerging markets. The small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Emerging markets may not provide adequate legal protection for private or foreign investment or private property. This data is for illustrative purposes only and is not indicative of any investment. Yields as of March 11, 2014.

Alternative credit tends to have low correlations to traditional fixed income

TEN YEAR CORRELATIONS TO BARCLAYS U.S. AGGREGATE BOND INDEX

January 1, 2003 - December 31, 2013


U.S. treasuries 0.86
Investment grade bonds 0.82
Emerging market debt 0.65
High yield bonds 0.26
Special situations -0.13
Event driven -0.11
Senior secured loans -0.03

HOW CORRELATION IMPACTS DIVERSIFICATION


Negative correlation (0.0)
Low correlation (0.0 to 0.3; 0.0 to -0.3)
Moderate correlation (0.3 to 0.7; -0.3 to -0.7)
High correlation (0.7 to 1.0; -0.7 to -1.0)
More diversified
Less diversified

Source: Bloomberg, as of December 31, 2013. Indices used: U.S. Treasuries: Bank of America Merrill Lynch 10 Year U.S. Treasury Index , an unmanaged index that tracks the performance of the three most recently issued 2-year, 3-year, 5-year, 7-year, 10-year and 30-year U.S. Treasury notes and bonds. Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Emerging Market Debt: J.P. Morgan's Corporate Emerging Markets Bond Index tracks U.S. dollar-denominated debt issued by emerging market corporations. Risks associated with foreign investing include currency fluctuations, economic instability and political developments. Developing markets involve heightened risks associated with the smaller size and lower liquidity in those markets. High Yield Bonds: The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Special Situations: Credit Suisse Distressed Hedge Fund Index; risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Event Driven: Credit Suisse Event Driven Index measures the aggregate performance of dedicated short bias funds. Event driven funds typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Investments in companies engaged in mergers, reorganizations or liquidations involve special risks as pending deals may not be completed on time or on favorable terms. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Senior Secured Loans: Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Past performance is not a guarantee of future results. The performance in this chart does not represent the past or anticipated future performance of any of our funds. An investment cannot be made directly in an index.

FRANKLIN SQUARE
CAPITAL PARTNERS

Why Franklin Square



FRANKLIN SQUARE
CAPITAL PARTNERS

Franklin Square Capital Partners

INNOVATIVE ALTERNATIVES FOR THE INVESTING PUBLIC

FRANKLIN SQUARE
CAPITAL PARTNERS

Over $11 billion
IN ASSETS UNDER MANAGEMENT*

Pioneer
IN NON-TRADED ALTERNATIVES

200+
EMPLOYEES*

Over 165,000
INVESTORS*

Over $115 million
IN SPONSOR COMMITMENT TO FRANKLIN SQUARE'S FUNDS*

The vision



INDIVIDUALS
Investing public

INSTITUTIONS
Endowment-style investing

Alternative investments

1940 Act alternative investment funds

*Approximation as of March 31, 2014.

FRANKLIN SQUARE
CAPITAL PARTNERS

An investor focus guides Franklin Square's funds

FUND STRUCTURE	Long-term investment Continuous offering NAV-based pricing
BEST PRACTICES	Sponsor commitment Fully earned distributions* Transparent pricing
1940 ACT FUNDS	SEC registered Independent board & custodian Marked to market

*The funds' previous distributions were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are or were subject to repayment to the funds' affiliate, Franklin Square and the funds' future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on the funds' investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the funds' expenses, including through the waiver of certain of its advisory fees, significant portions of the funds' distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.

FRANKLIN SQUARE
CAPITAL PARTNERS

GSO / Blackstone

GSO
CAPITAL PARTNERS
A Blackstone Company

Blackstone

Over $66 billion
IN ASSETS UNDER MANAGEMENT

250+ professionals
ORIGINATING INVESTMENTS AND SUPPORTING INVESTMENT ANALYSIS

One of the largest
NON-BANK LENDERS IN THE WORLD

The Blackstone Group's
CREDIT MANAGER

OVER 250 PROFESSIONALS IN NEW YORK, LONDON, DUBLIN, HOUSTON AND SYDNEY

- GSO Capital Partners — $66 BILLION AUM
  - Alternative Investment Funds — $35.1 BILLION AUM
    - Franklin Square BDCs — DIRECT LENDING — $11 BILLION
    - Capital Solutions — RESCUE LENDING — $8.8 BILLION
    - Capital Opportunities — MEZZANINE FUND — $7.8 BILLION
    - Special Situations — HEDGE FUND — $7.6 BILLION
  - Customized Credit Strategies – Long Only — $30.9 BILLION AUM
    - CLOs — $20.3 BILLION
    - Closed End Funds, Commingled Funds and SMAs — $10.6 BILLION

*All numbers are approximations as of March 31, 2014. Totals may not add due to rounding.

A proven partnership providing value to investors

FRANKLIN SQUARE CAPITAL PARTNERS + GSO CAPITAL PARTNERS

	FS Investment Corporation (NYSE:FSIC) LISTED	FS Investment Corporation II (FSIC II) CLOSED	FS Investment Corporation III (FSIC III)	FS Energy and Power Fund (FSEP)	FS Global Credit Opportunities Fund
INCEPTION	January 2, 2009	June 18, 2012	April 2, 2014	July 18, 2011	December 12, 2013
INVESTMENT OBJECTIVE	Income	Income	Income	Income and growth	Total return
FUND TYPE	BDC	BDC	BDC	BDC	Closed-end fund
ASSETS UNDER MANAGEMENT AS OF 3/31/2014	$4.5 billion	$3.7 billion	n/a	$2.7 billion	$63.9 million (as of 12/31/2013)
FUND FOCUS	Senior secured loans of private U.S. companies	Senior secured loans of private U.S. companies	Senior secured loans of private U.S. companies	Senior secured debt and equity of private U.S. energy and power companies	Global credit
DISTRIBUTIONS*	Fully earned	Fully earned	Fully earned	Fully earned	Fully earned

An investment in Franklin Square's funds involves risks and should be considered speculative. Investors should carefully consider all of the risks discussed in the applicable fund's prospectus, including the risk factors set forth under the section entitled "Risk Factors" or "Types of Investments and Related Risks" therein, and in such fund's other filings with the SEC before deciding to invest.

*The funds' previous distributions were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are or were subject to repayment to the funds' affiliate, Franklin Square and the funds' future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on the funds' investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the funds' expenses, including through the waiver of certain of its advisory fees, significant portions of the funds' distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.

FRANKLIN SQUARE
CAPITAL PARTNERS

INCEPTION DATE	April 2, 2014
INVESTMENT OBJECTIVE	Income
ANNUALIZED DISTRIBUTION RATE[1]	7.00%
FUND TYPE	BDC

FS Investment Corporation III



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 Annualized distribution rate shown as of May 7, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of May 7, 2014 without compounding), divided by the fund's public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of the fund's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by the fund from its portfolio companies. Any such return of capital will not reduce the amounts available to the fund for investments. The fund's previous distributions to investors were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square, and the fund's future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the fund's board of directors and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

Why FSIC III may make sense for your portfolio

FSIC III SEEKS TO GENERATE CURRENT INCOME AND, TO A LESSER EXTENT, LONG-TERM CAPITAL APPRECIATION.

FOCUSED ON CURRENT INCOME



Annualized distribution rate of 7.00%[1]

CAPITAL PRESERVATION AND DIVERSIFICATION



Low correlation provides diversification

ADDRESSES RISING INTEREST RATES



Senior secured loans have generally outperformed during periods of rising interest rates

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 Annualized distribution rate shown as of May 7, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of May 7, 2014 without compounding), divided by the fund's public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of the fund's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by the fund from its portfolio companies. Any such return of capital will not reduce the amounts available to the fund for investments. The fund's previous distributions to investors were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square, and the fund's future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the fund's board of directors and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FRANKLIN SQUARE CAPITAL PARTNERS

FSIC III focuses on senior secured loans to help preserve capital


Accounts receivable
Inventory
Equipment
Plants
Property
ASSETS = COLLATERAL

COMPANY'S CAPITAL STRUCTURE


GM
Lower
Senior secured debt
(1ST AND 2ND LIEN LOANS)
100%
RISK
Unsecured debt
(HIGH YIELD BONDS)
< 20%
Equity
0%
Higher
% recovered after bankruptcy

FRANKLIN SQUARE
CAPITAL PARTNERS

Access to private investments

CORE INVESTMENT STRATEGIES		
DIRECT ORIGINATIONS	**OPPORTUNISTIC**	**SECONDARY MARKET/ SYNDICATED LOANS**
• Privately negotiated between a company and FSIC III • Less liquid • Higher yields	• Find and invest in undervalued companies • Take advantages of market volatility	• Arranged by large banks and sold to many investors • Liquid market

Floating rate senior secured loans tend to be less vulnerable to rising interest rates

CHART SHOWS AVERAGE TOTAL RETURN DURING PERIODS WHEN THE 10-YEAR U.S. TREASURY YIELD INCREASED BY 50 BPS OR MORE


5.30%
Senior secured loans
U.S. Treasuries
-7.50%
-2.40%
Corporate bonds
4.00%
High yield bonds

Source: Bloomberg, as of 12/31/2013. Chart shows periods when 10-year U.S. Treasury increased by 50 bps or more. Periods shown are: 1/28/94-5/9/94, 8/17/94-11/7/94, 7/7/95-8/23/95, 1/31/96-6/28/96, 9/30/98-1/21/00, 11/7/01-4/1/02, 6/13/03-9/2/03, 3/22/04-6/14/04, 6/27/05-6/27/06, 3/17/08-6/13/08, 12/30/08-6/10/09, 11/30/09-4/5/10, 10/8/10-2/8/11, 9/22/11-10/27/11, 1/31/12-3/19/12, 5/1/13-12/31/13. Indices used: Senior secured loans: Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Leveraged loans are subject to three major risk factors, which include interest rate risk, credit risk and liquidity risk. U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. Corporate bonds: Barclays U.S. Aggregate Total Return Value Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Bond investing involves significant risk including interest rate risk and credit risk that may result in the loss of principal. High yield bonds: Bank of America Merrill Lynch U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. In the event that interest rates decline, the value of fixed-rate investments, such as U.S. treasuries, corporate bonds and high yield bonds, tend to rise while the value of floating rate investments, such as senior secured loans, tend to decline. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

INCEPTION DATE	July 18, 2011
INVESTMENT OBJECTIVE	Income and growth
ANNUALIZED DISTRIBUTION RATE[1]	6.50%
FUND TYPE	BDC

FS Energy & Power Fund



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 Annualized distribution rate shown as of June 17, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of June 17, 2014 without compounding), divided by the fund's public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of the fund's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by the fund from its portfolio companies. Any such return of capital will not reduce the amounts available to the fund for investments. The fund's previous distributions to investors were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that were subject to repayment to our affiliate, Franklin Square, and the fund's future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the fund's board of trustees and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FRANKLIN SQUARE CAPITAL PARTNERS

Why FSEP may make sense for your portfolio

FSEP SEEKS TO GENERATE INCOME AND LONG-TERM CAPITAL APPRECIATION

SEEKS TO CAPITALIZE ON THE U.S. ENERGY RENAISSANCE



Invests in private U.S. companies in the energy and power industry[1]

FOCUSED ON CURRENT INCOME



Annualized distribution rate of 6.50%[2]

WITH UPSIDE POTENTIAL


%

Invests in both debt and equity

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 The fund considers energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing.

2 Annualized distribution rate shown as of June 17, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of June 17, 2014 without compounding), divided by the fund's public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of the fund's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by the fund from its portfolio companies. Any such return of capital will not reduce the amounts available to the fund for investments. The fund's previous distributions to investors were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that were subject to repayment to our affiliate, Franklin Square, and the fund's future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the fund's board of trustees and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FRANKLIN SQUARE CAPITAL PARTNERS

Higher energy production drives higher capital demand

AVERAGE DAILY PRODUCTION



High point
Low point
Recent surge
Million barrels per day
10
9
8
7
6
5
4
3
2
1

3-YEAR GROWTH IN PRODUCTION THROUGH DECEMBER 2013



Texas
122%
North Dakota
171%



Energy Production
Capital Demand

$890 BILLION NEEDED (PROJECTED) TO REPLACE AND UPDATE U.S. ENERGY INFRASTRUCTURE THROUGH 2025







Source: U.S. Energy Information Administration, IHS Global, December 2013

FRANKLIN SQUARE
CAPITAL PARTNERS

The significant private U.S. energy market

MOST INVESTORS HAVE NOT HAD ACCESS TO PRIVATE COMPANIES



17,700
Private U.S. companies in energy and power industry (98%)

350
Public companies in energy and power industry (2%)

Source: S&P Capital IQ. As of December 2013.

FRANKLIN SQUARE CAPITAL PARTNERS

Demand expectations expected to grow

2014 OIL CONSUMPTION PER PERSON


India
1.46 barrels per person
China
2.69 barrels per person
U.S.
21.74 barrels per person

Source: International Energy Agency (IEA) Oil Market Report, April 2014, CIA World Factbook, July 2014 estimate

FRANKLIN SQUARE
CAPITAL PARTNERS

A distinctive income and growth strategy

WITH UPSIDE GROWTH POTENTIAL

Equity

WARRANTS, OPTIONS, CONVERSION FEATURES, ENERGY-SPECIFIC EQUITY KICKERS

THAT MAY GENERATE A SOLID BASE FOR INCOME

Credit returns

INVEST IN DEBT; RECEIVE INTEREST AND PRINCIPAL

DIVERSIFIED INVESTMENTS IN ENERGY SUB-SECTORS



UPSTREAM | MIDSTREAM | DOWNSTREAM | POWER | SERVICE & EQUIPMENT

FRANKLIN SQUARE
CAPITAL PARTNERS

INCEPTION DATE	December 12, 2013
INVESTMENT OBJECTIVE	Total return
ANNUALIZED DISTRIBUTION RATE[1]	A: 7.82%
FUND TYPE	Closed-end fund

FS Global Credit Opportunities Fund



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 Annualized distribution rate shown as of May 7, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of May 7, 2014 without compounding), divided by the public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of FS Global Credit Opportunities Fund—A's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by FS Global Credit Opportunities Fund from its portfolio companies. Any such return of capital will not reduce the amounts available to FS Global Credit Opportunities Fund for investments. Previous distributions were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by FS Global Credit Opportunities Fund, that are subject to repayment to FS Global Credit Opportunities Fund—A's affiliate, Franklin Square Holdings, L.P., and future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on FS Global Credit Opportunities Fund's investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the board of trustees of FS Global Credit Opportunities Fund—A and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FRANKLIN SQUARE CAPITAL PARTNERS

Why FS Global Credit Opportunities Fund may make sense for your portfolio

FS GLOBAL CREDIT OPPORTUNITIES FUND SEEKS TO GENERATE AN ATTRACTIVE TOTAL RETURN CONSISTING OF A HIGH LEVEL OF CURRENT INCOME AND CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF PRESERVING CAPITAL THROUGH CREDIT

TOTAL RETURN



Annualized distribution rate[1] of:
A: 7.82%

DIVERSIFICATION



Searches for value in global credit markets

AN ALTERNATIVE



Invests with a goal to increase returns and lower risk

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

1 Annualized distribution rate shown as of May 7, 2014. The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of May 7, 2014 without compounding), divided by the public offering price per share as of such date. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of FS Global Credit Opportunities Fund—A's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by FS Global Credit Opportunities Fund from its portfolio companies. Any such return of capital will not reduce the amounts available to FS Global Credit Opportunities Fund for investments. Previous distributions were funded in significant part by the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by FS Global Credit Opportunities Fund, that are subject to repayment to FS Global Credit Opportunities Fund—A's affiliate, Franklin Square Holdings, L.P, and future distributions may be funded by such waivers and reimbursements. Significant portions of these distributions were not based on FS Global Credit Opportunities Fund's investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the fund's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square will reduce the future distributions to which an investor would otherwise be entitled. The payment of future distributions is subject to the discretion of the board of trustees of FS Global Credit Opportunities Fund—A and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FRANKLIN SQUARE
CAPITAL PARTNERS

The global opportunity within credit investing

Low growth

+

Uncertainty

+

Reduced bank lending

=

Opportunity for alternative credit providers

Opportunities may not materialize. Even if they do, a fund may not be able to realize all or any of the benefits presented by such opportunities.

FRANKLIN SQUARE
CAPITAL PARTNERS

FS Global Credit Opportunities Fund: poised to take advantage of the global opportunity

IDENTIFY OPPORTUNITIES


TOTAL GLOBAL
CORPORATE
CREDIT MARKET
$4.0 trillion[1]

eircom

Ireland's primary telecom company

INITIATE EVENTS


EVENT-DRIVEN
INVESTING
HIGH
CONVICTION
IDEAS

Financial restructuring

Believed to have strategic value not reflected in prevailing trading levels

A GOAL TO UNLOCK VALUE

80% OF FUND'S NET ASSETS EXPECTED TO BE INVESTED IN CREDIT

LOANS

BONDS

Recovery in top line growth with rebound of Irish economy

1 Source: Bank of America Merrill Lynch, Credit Suisse, as of December 31, 2013. Reflects the aggregate par value of corporate high yield bonds and leveraged loans.
Opportunities may not materialize. Even if they do, a fund may not be able to realize all or any of the benefits presented by such opportunities.

FRANKLIN SQUARE CAPITAL PARTNERS

Event-driven strategies have generated strong returns while managing risk

EVENT-DRIVEN DEBT STRATEGIES HAVE GENERALLY OUTPERFORMED



10%
8%
6%
4%
2%
0%
HIGHER RETURNS LESS RISK
HIGHER RETURNS MORE RISK
ALTERNATIVE STRATEGIES
Event-driven index
Global macro index
Domestic equities
Real estate
Investment grade bonds
10-year treasury bonds
International equities
LOWER RETURNS LESS RISK
LOWER RETURNS MORE RISK
0%
5%
10%
15%
20%
25%
30%
10-YEAR STANDARD DEVIATION
10-YEAR ANNUALIZED RETURN

Indices used: Domestic Equities: S&P 500 TR Index focuses on the 75% coverage of U.S. equities. Stocks involve significant risks and may result in the loss of principal. Corporate Bonds: Barclays TR U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Bond investing involves significant risk including interest rate risk and credit risk that may result in the loss of principal. International Equities: MSCI EAFE (U.S. dollar) TR Index represents developed markets outside of North America, Europe, Australasia and the Far East. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Real Estate: NAREIT TR Index is a comprehensive family of REIT performance indices that span the commercial real estate space in the U.S. Investing in REITs involves additional risks; REITs are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Event Driven: Hennessee Arbitrage/Event Driven Index includes funds that invest in arbitrage opportunities or event driven situations. Volatility and return expectations are generally lower than long/short equity funds because of the managers' desire to minimize market risk. The Hennessee Arbitrage/Event Driven Index includes funds from the following sub-sector indices: convertible arbitrage, distressed, event driven, merger arbitrage, multiple arbitrage, PIPES/private financing, high yield and fixed income. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Global Macro: Hennessee Global/Macro Index includes funds that invest in securities (equity, fixed income, currencies, or commodities) with an international scope. Strategies range from long/short equity to macro hedge funds. Volatility and return expectations are generally equivalent to long/short equity funds because of the utilization of market risk. The Hennessee Global/Macro Index includes funds from the following sub-sectors: emerging markets, Latin America, macro, Asia-Pacific, Europe and international. Risks associated with foreign investing include currency fluctuations, economic instability and political developments. Developing markets involve heightened risks associated with the smaller size and lower liquidity in those markets.

Source: Bloomberg. Monthly data from December 31, 2002 to December 31, 2012. Standard deviation is a statistical measure of the volatility of return. Past performance is not a guarantee of future results. The performance in this chart does not represent the past or anticipated future performance of any fund. An investment cannot be made directly in an index.

FRANKLIN SQUARE CAPITAL PARTNERS

Important terms of the offerings

	FSIC III	FSEP	FS Global Credit Opportunities Fund
MINIMUM INVESTMENT	$5,000 per individual; additional purchases available in increments of $500		
DISTRIBUTION SCHEDULE	Declared weekly, paid monthly.[1]		
MAXIMUM OFFERING SIZE	400 million shares	300 million shares[2]	FS Global Credit Opportunities Fund–A: 300 million shares FS Global Credit Opportunities Fund–D: 75 million shares[3]
SUITABILITY	Minimum of $70,000 annual gross income and $70,000 net worth OR $250,000 net worth required.[4]		
DISTRIBUTION REINVESTMENT PRICE	95% of the price that shares are sold in FSIC III's offering at the weekly closing conducted on the day of or immediately following the distribution payment date.	90% of the then-current offering price in effect on the repurchase date.	Shares will be issued at a price equal to the NAV per share on the applicable weekly closing date.
SHARE REPURCHASE PROGRAM	Intends to offer to repurchase a limited number of shares of common stock pursuant to quarterly tender offers at 90% of the public offering price, subject to certain limitations.[5]	Intends to offer to repurchase a limited number of common shares pursuant to quarterly tender offers at 90% of the public offering price, subject to certain limitations.[6]	FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D intend to offer to repurchase a limited number of common shares pursuant to quarterly tender offers, subject to certain limitations.[7]
EXIT STRATEGY	List, liquidate or merge within five years after completion of offering stage.[8]	List, liquidate or merge within five years after completion of offering stage.[8]	List, liquidate or merge within five years of commencement of operations.[8]

1 The payment of future distributions is subject to the discretion of the applicable fund's board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
2 Registered shares include common shares registered in a follow-on offering that was declared effective by the Securities and Exchange Commission on May 13, 2013.
3 In no event will the aggregate shares sold in the public offerings exceed 300,000,000 shares of FS Global Credit Opportunities Fund (excluding shares issued pursuant to the distribution reinvestment plan). As such, all of the shares registered in FS Global Credit Opportunities Fund—A's and FS Global Credit Opportunities Fund—D's public offerings may not be sold.
4 Some states may have higher suitability standards for the public offerings of FSIC III and FSEP.
5 FSIC III may amend, suspend or terminate its share repurchase program at any time. See FSIC III's prospectus for more information.
6 FSEP may amend, suspend or terminate its share repurchase program at any time. See FSEP's prospectus for more information.
7 FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D may amend, suspend or terminate their share repurchase programs at any time. See the applicable company's prospectus for more information.
8 There can be no assurance that a liquidity event can be completed on this timetable or at all.

FRANKLIN SQUARE CAPITAL PARTNERS

FSIC III and FSEP expenses

STOCKHOLDER/SHAREHOLDER TRANSACTION EXPENSES* (expenses as a percentage of the current offering price)	**FSIC III**	**FSEP**
Sales load to Dealer Manager	10.00%	10.00%
Offering expenses	1.50%	1.50%
TOTAL TRANSACTION EXPENSES	11.50%	11.50%

TOTAL ANNUAL FUND EXPENSES* (as a percentage of average net assets attributable to common stock/shares of beneficial interest)	6.20%	5.89%

*Expenses and fees are described more fully in each fund's prospectus. Total annual expense percentage calculated as set forth in the prospectus for FSIC III dated February 19, 2014, and the prospectus for FSEP dated April 30, 2014, each as supplemented and amended, and is based on the currently effective public offering price.

FRANKLIN SQUARE CAPITAL PARTNERS

FS Global Credit Opportunities Fund's expenses

SHAREHOLDER TRANSACTION EXPENSES[1]	A — Brokerage	D — Advisory
Sales load[2]	8.00%	2.00%
Offering expenses[3]	1.50%	1.50%

ESTIMATED ANNUAL FUND EXPENSES[1] (as a percentage of the average net assets attributable to shares)	5.70%	5.70%

1 Expenses and fees are described more fully in the applicable company's prospectus. Annual fund expenses are calculated as set forth in the applicable company's prospectus.

2 As a percentage of the applicable company's public offering price per share. "Sales load" includes, as applicable, selling commissions and dealer manager fees of 6.0% and 2.0%, respectively, of the company's public offering price per share. In no event will the aggregate selling commissions and dealer manager fees, as applicable, exceed 8.0% of the gross proceeds received in the applicable Company's public offering.

3 As a percentage of the applicable company's net asset value per share. Offering expenses consist of costs incurred by FS Global Advisor, LLC and its affiliates on each company's behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between such company's systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Global Advisor, LLC's employees, employees of its affiliates and others while engaged in registering and marketing the shares of each company, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the companies. Any such reimbursements will not exceed actual expenses incurred by FS Global Advisor, LLC. FS Global Advisor, LLC is responsible for the payment of each company's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds raised in such company's offering, after payment of selling commissions and dealer manager fees, as applicable, without recourse against or reimbursement by such company. In addition, each company will indirectly bear its pro rata portion of offering costs incurred by FS Global Credit Opportunities Fund based on its ownership of shares in FS Global Credit Opportunities Fund; however, each company's pro rata portion of such costs, combined with organization and offering costs reimbursed by it under its administration agreement, will not exceed 1.5% of the aggregate proceeds raised in its offering, after payment of selling commissions and dealer manager fees, as applicable. It is expected that FS Global Credit Opportunities Fund's offering costs will be *de minimis* because no shares of FS Global Credit Opportunities Fund are being offered to the public.

FSIC III risk factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.
- An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
- You may not have access to the money you invest for an indefinite period of time.
- We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately-held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in us, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

30

FS Global Credit Opportunities Fund risk factors

FRANKLIN SQUARE CAPITAL PARTNERS

Investments in FS Global Credit Opportunities Fund (the "Fund") will be made indirectly through two funds, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D (together, the "Companies"), which will invest substantially all of the net proceeds from their public offerings in common shares of beneficial interest of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies generally described herein. An investment in the Companies involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in common shares of the Companies involves; however, investors should carefully consider all of the risks discussed in the applicable Company's prospectus, including the risk factors set forth under the section entitled "Types of Investments and Related Risks," before deciding to invest in the common shares of such Company.

- An investment in the common shares of beneficial interest of the Companies is not suitable for an investor if they need access to the money they invest.
- Shareholders of the Companies should consider that they may not have access to the money they invest for an indefinite period of time.
- Unlike an investor in most closed-end funds, shareholders of the Companies should not expect to be able to sell their shares regardless of how the Companies perform.
- If a shareholder is able to sell their shares, the shareholder will likely receive less than their purchase price and the then current net asset value per share.
- Unlike most closed-end funds, the Companies' shares will not be listed on any securities exchange and the Companies will not seek to complete liquidity events for at least five years from the date they commence operations.
- Although the Companies intend to implement share repurchase programs, they may be discontinued at any time and only a limited number of shares will be eligible for repurchase.
- The Companies' distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Companies for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
- The Companies' and the Fund's distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to repayment to the Companies' and the Fund's affiliate, Franklin Square Holdings, L.P. ("Franklin Square Holdings"). If Franklin Square Holdings does not agree to reimburse certain of the Companies' or the Fund's expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of the Companies' and the Fund's distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which shareholders would otherwise be entitled.
- Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount to net asset value and this creates a risk of loss for investors who purchase shares at the offering price. This risk is separate and distinct from the risk that the Companies' net asset values will decrease.
- Investors may not receive distributions or distributions may not grow over time. Delays in locating suitable investment opportunities may cause all or a portion of distributions paid to investors to constitute a return of capital to investors for tax purposes.
- Investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.
- Investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen.
- Investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non payment risk and may be speculative in nature.
- Below investment grade instruments (commonly referred to as "high yield" securities or "junk bonds") may be particularly susceptible to economic downturns, which could cause losses.
- Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.
- Investments in illiquid and restricted securities may be difficult to dispose of at a fair price and may adversely affect the Fund's business.
- Investments in securities of non-U.S. issuers or borrowers, including those in emerging foreign markets, are subject to risks in addition to those typically associated with investments in U.S. or developed countries, any of which may adversely affect the operating results of the Fund.

31

FRANKLIN SQUARE CAPITAL PARTNERS

FS Global Credit Opportunities Fund risk factors (continued)

- The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security.
- Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund.
- By focusing on a limited number of investment opportunities, the number and type of companies and industries in which the Fund invests may be limited, which will expose the Fund to a greater risk of loss from isolated events.
- Financial market risks, including changes in interest rates, may have a substantial negative impact on the Fund's investments and operating results.
- The Fund may borrow funds to make investments, which would increase the volatility of its investments and may increase the risks of investing in the securities of the Companies.
- The Fund has no operating history and is subject to the business risks and uncertainties associated with any new business.
- The public offerings by the Companies will be "best efforts" offerings and, if the Companies are unable to raise substantial funds, the Fund may be more limited in the issuers and industries in which it invests and returns on investments may be reduced as expenses are spread over a smaller capital base.
- Accordingly, an investment in the Companies should be considered speculative and entails substantial risks, and a prospective investor should invest in the Companies only if he or she can sustain a complete loss of investment. This sales and advertising material is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

FSEP risk factors

An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled “Risk Factors” before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
- Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.